EXHIBIT 10.3

SUBSIDARY GUARANTOR JOINDER AGREEMENT
THIS SUBSIDIARY GUARANTOR JOINDER AGREEMENT (this “Agreement”), dated as of November 30, 2015, is by and among GAHC3 LONGVIEW TX MEDICAL PLAZA, LLC, a Delaware limited liability company, GAHC3 LONGVIEW TX INSTITUTE MOB, LLC, a Delaware limited liability company, GAHC3 LONGVIEW TX CSC MOB, LLC, a Delaware limited liability company, GAHC3 LONGVIEW TX OCCUPATIONAL MOB, LLC, a Delaware limited liability company, GAHC3 LONGVIEW TX OUTPATIENT MOB I, LLC, a Delaware limited liability company, GAHC3 LONGVIEW TX OUTPATIENT MOB II, LLC, a Delaware limited liability company, GAHC3 MARSHALL TX MOB, LLC, a Delaware limited liability company, GAHC3 SOUTHGATE KY MOB, LLC, a Delaware limited liability company, GAHC3 SOMERVILLE MA MOB, LLC, a Delaware limited liability company, GAHC3 MORRISTOWN NJ MOB, LLC, a Delaware limited liability company, GAHC3 VERONA NJ MOB, LLC, a Delaware limited liability company, GAHC3 BRONX NY MOB, LLC, a Delaware limited liability company (each, a “Subsidiary” and collectively, the “Subsidiaries”), and BANK OF AMERICA, N. A., in its capacity as Administrative Agent under that certain Credit Agreement (as it may be amended, modified, restated or supplemented from time to time, the “Credit Agreement”), dated as of August 18, 2014, by and among Griffin-American Healthcare REIT III Holdings, LP (the “Borrower”), the Guarantors party thereto, the Lenders party thereto and Bank of America, N. A., as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
The Credit Parties are required under the provisions of Section 6.15 of the Credit Agreement to cause each Subsidiary to become a “Guarantor”.
Accordingly, each Subsidiary hereby agrees as follows with the Administrative Agent, for the benefit of the Lenders:
1.    Each Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary will be deemed to be a party to the Guaranty and a “Guarantor” for all purposes of the Guaranty, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Guaranty. Each Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Guarantor contained in the Guaranty. Without limiting the generality of the foregoing terms of this paragraph 1, each Subsidiary hereby (i) jointly and severally together with the other Guarantors, guarantees to each Lender and the Administrative Agent, the prompt payment and performance of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof.
2.    The address of each Subsidiary for purposes of all notices and other communications is described on Schedule 10.02 of the Credit Agreement.
3.    Each Subsidiary hereby waives acceptance by the Administrative Agent and the Lenders of the guaranty by such Subsidiary upon the execution of this Agreement by the Subsidiary.
4.    This Agreement may be executed in one or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

5.    This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such state, without regard to conflict of laws principles.
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IN WITNESS WHEREOF, each Subsidiary has caused this Subsidiary Guarantor Joinder Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

GAHC3 LONGVIEW TX MEDICAL PLAZA, LLC, a Delaware limited liability company

By:	GAHC3 East Texas MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP, a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc., a Maryland corporation, its General Partner

			By:	/s/ Danny Prosky
			Name:	Danny Prosky
			Its:	President and COO

GAHC3 LONGVIEW TX INSTITUTE MOB, LLC, a Delaware limited liability company

By:	GAHC3 East Texas MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP, a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc., a Maryland corporation, its General Partner

			By:	/s/ Danny Prosky
			Name:	Danny Prosky
			Its:	President and COO

GAHC3 LONGVIEW TX CSC MOB, LLC, a Delaware limited liability company

By:	GAHC3 East Texas MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP, a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc., a Maryland corporation, its General Partner

			By:	/s/ Danny Prosky
			Name:	Danny Prosky
			Its:	President and COO

GAHC3 LONGVIEW TX OCCUPATIONAL MOB, LLC, a Delaware limited liability company

By:	GAHC3 East Texas MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP, a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc., a Maryland corporation, its General Partner

			By:	/s/ Danny Prosky
			Name:	Danny Prosky
			Its:	President and COO

GAHC3 LONGVIEW TX OUTPATIENT MOB I, LLC, a Delaware limited liability company

By:	GAHC3 East Texas MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP, a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc., a Maryland corporation, its General Partner

			By:	/s/ Danny Prosky
			Name:	Danny Prosky
			Its:	President and COO

GAHC3 LONGVIEW TX OUTPATIENT MOB II, LLC, a Delaware limited liability company

By:	GAHC3 East Texas MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP, a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc., a Maryland corporation, its General Partner

			By:	/s/ Danny Prosky
			Name:	Danny Prosky
			Its:	President and COO

GAHC3 MARSHALL TX MOB, LLC, a Delaware limited liability company

By:	GAHC3 East Texas MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP, a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc., a Maryland corporation, its General Partner

			By:	/s/ Danny Prosky
			Name:	Danny Prosky
			Its:	President and COO

GAHC3 SOUTHGATE KY MOB, LLC, a Delaware limited liability company

By:	GAHC3 Independence MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP, a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc., a Maryland corporation, its General Partner

			By:	/s/ Danny Prosky
			Name:	Danny Prosky
			Its:	President and COO

GAHC3 SOMERVILLE MA MOB, LLC, a Delaware limited liability company

By:	GAHC3 Independence MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP, a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc., a Maryland corporation, its General Partner

			By:	/s/ Danny Prosky
			Name:	Danny Prosky
			Its:	President and COO

GAHC3 MORRISTOWN NJ MOB, LLC, a Delaware limited liability company

By:	GAHC3 Independence MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP, a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc., a Maryland corporation, its General Partner

			By:	/s/ Danny Prosky
			Name:	Danny Prosky
			Its:	President and COO

GAHC3 VERONA NJ MOB, LLC, a Delaware limited liability company

By:	GAHC3 Independence MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP, a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc., a Maryland corporation, its General Partner

			By:	/s/ Danny Prosky
			Name:	Danny Prosky
			Its:	President and COO

GAHC3 BRONX NY MOB, LLC, a Delaware limited liability company

By:	GAHC3 Independence MOB Portfolio, LLC, a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP, a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc., a Maryland corporation, its General Partner

			By:	/s/ Danny Prosky
			Name:	Danny Prosky
			Its:	President and COO

Acknowledged and accepted:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Keegan Koch
	Name:	Keegan Koch
	Its:	SVP